UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011 (May 31, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item                      1.01                          Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item                      2.01                          Completion of Acquisition or Disposition of Assets.

Acquisition of Perimeter Woods Shopping Center. On June 1, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through Inland Diversified Charlotte Perimeter Woods, L.L.C., a wholly owned subsidiary formed for this purpose (the “Perimeter Subsidiary”), acquired a fee simple interest in a 303,353 square foot retail center known as Perimeter Woods Shopping Center, located in Charlotte, North Carolina.  We purchased this property from an affiliate of Collett & Associates, LLC, for a purchase price paid at closing equal to approximately $54.0 million. However, two vacant spaces totaling 8,299 square feet at Perimeter Woods Shopping Center are subject to earnout closings aggregating approximately $2.7 million.  We will not be required to pay the earnouts on these spaces unless the spaces are leased and the tenants are paying full rent, as the case may be, pursuant to the parameters set forth in the purchase agreement within thirty-six months of closing.

We funded approximately $14.6 million of the purchase price with proceeds from our offering.  At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $39.4 million, for the remainder of the purchase price.  The terms of this loan are described in Item 2.03 of this Current Report.

The cap rate for Perimeter Woods Shopping Center is approximately 7.56%.  We determine “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the purchase price of the property.  NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.

In deciding to acquire this property, we considered the following:

Leasing Activity

•                                          Perimeter Woods Shopping Center is 97.3% leased to nine tenants.

•                                          The property was constructed in 2008, and the weighted-average remaining lease term is approximately 12.6 years.

Tenant Mix

•                                          Anchor tenants at Perimeter Woods Shopping Center include Lowe’s and Best Buy.  Lowe’s pays an annual base rent of approximately $1.7 million under a lease that expires in January 2028. Under the terms of its lease, Lowe’s has six five-year options to renew through 2058.  Best Buy pays an annual base rent of approximately $924,300 under a lease that expires in January 2019. Under the terms of its lease, Best Buy has four five-year options to renew through 2039.

•                                          Other retail tenants at the center include PetSmart, Off Broadway Shoes and OfficeMax.

Location

•                                          The property is located across from Northcrest Shopping Center, which we acquired in March 2011.

•                                          The property is located approximately ten miles north of the Charlotte central business district, and benefits from its location within a regional commercial hub.

Demographics

•                                          Within a three-mile radius of the property, the population is approximately 33,500 and the estimated average household income is approximately $75,600.

•                                          Within a five-mile radius of the property, the population is approximately 110,000 and the estimated average household income is approximately $76,700.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at Perimeter Woods Shopping Center and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	—	—	—	—
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	1	7,026	119,442	2.8%
2016	—	—	—	—
2017	—	—	—	—
2018	1	20,000	368,000	8.6%
2019	4	90,843	1,872,075	43.7%
2020	—	—	—	—

The table below sets forth certain historical information with respect to the occupancy rates at Perimeter Woods Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	98.4%	$14.40
2009	96.1%	$14.00
2008	93.0%	$13.28

*  The first year of occupancy was 2008.

We believe that Perimeter Woods Shopping Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are seven competitive shopping centers located within approximately five miles of Perimeter Woods Shopping Center.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) were approximately $317,500.  The amount of real estate taxes assessed was calculated by multiplying the property’s assessed value by a tax rate of 1.3%.  For federal income tax purposes, the depreciable basis in Perimeter Woods Shopping Center will be approximately $48.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated into this Item 2.01 by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Perimeter Woods Shopping Center Loan.  On June 1, 2011, the Perimeter Subsidiary assumed a loan with a remaining principal amount equal to approximately $39.4 million from Jackson National Life Insurance Company.  The loan is secured by a first priority mortgage on the Perimeter Woods Shopping Center, and bears interest at a rate equal to 6.02% per annum.  The loan has an approximate seven-year term remaining, maturing on September 1, 2018 subject to the terms in the loan assumption agreement.  The Perimeter Subsidiary is required to pay down the amount of principal to $33.3 million, and to pay a prepayment premium equal to 0.5% of the prepayment amount, by June 1, 2012.  The terms of the loan require the Perimeter Subsidiary to make monthly payments of both principal and interest through this prepayment date, and then monthly payments of interest only thereafter; however, as a result of a closing agreement with the seller of the property, under which the seller agreed to pay the principal portion of these payments, the Perimeter Subsidiary will be required to effectively make monthly payments of interest only.  Other than as described above, the Perimeter Subsidiary will not have a right to make any prepayments of the loan amount.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.

The loan is non-recourse to the Perimeter Subsidiary.  We have agreed to indemnify the lender against, and hold it harmless from and reimburse it for, for any losses, costs or damages arising out of or in connection with any fraud or material misrepresentation, waste to or of the property and the breach of any representation or warranty concerning environmental laws, among other things.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.5, 10.6, 10.7 and 10.8, which are incorporated into this Item 2.03 by reference.

Item                      8.01                          Other Events.

Walgreens Portfolio. On May 31, 2011, we, through wholly owned subsidiaries formed for this purpose, acquired fee simple interests in three retail centers anchored by Walgreens stores.  We purchased these properties from an unaffiliated third party for approximately $26.6 million. Closing costs for this acquisition did not exceed $75,000.  We funded the purchase price with proceeds from our offering.  The average cap rate for the properties is approximately 7.83%.

The first property, located in Lake Mary, Florida, contains 21,370 square feet and is 91.4% leased.  The second property, located in Conyers, Georgia, contains 22,385 square feet and is 93.4% leased.  The final property, located in Jacksonville, North Carolina, contains 42,219 square feet and is 83.6% leased.  The major tenant at each property is Walgreens Co., which leases each property pursuant to a seventy-five year, triple-net lease expiring in 2086, subject to Walgreens’ right to terminate after twenty-five years.

We believe that each property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to any of the properties in this portfolio.

Item                      9.01                          Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The required financial statements for the Perimeter Woods Shopping Center acquisition will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)                                  Pro forma financial information.

The required pro forma financial information for the Perimeter Woods Shopping Center acquisition will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)                                  Exhibits.

Exhibit No.	Description

10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Perimeter Woods Retail SAE, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011 and the Eighth Amendment, dated as of May 12, 2011

10.2	Assignment, dated as of June 1, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of June 1, 2011, by Perimeter Woods Retail SAE, LLC for the benefit of Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.4	Post Closing and Indemnity Agreement, dated as of June 1, 2011, by and between Perimeter Woods Retail SAE, LLC and Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.5	Loan Assumption Agreement, dated as of June 1, 2011, by and between Inland Diversified Charlotte Perimeter Woods, L.L.C., as borrower, and Jackson National Life Insurance Company, as lender

10.6	Assumption and Modification Agreement, dated as of June 1, 2011, by Inland Diversified Charlotte Perimeter Woods, L.L.C. for the benefit of Jackson National Life Insurance Company

10.7	Indemnification Agreement, dated as of June 1, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of Jackson National Life Insurance Company

10.8

Environmental Indemnity Agreement, dated as of June 1, 2011, by and between Inland Diversified Charlotte Perimeter Woods, L.L.C. and Inland Diversified Real Estate Trust, Inc., as Indemnitor, in favor of Jackson National Life Insurance Company

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our in our Quarterly Report on Form 10-Q for the period ended March 31, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: June 7, 2011	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Perimeter Woods Retail SAE, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011 and the Eighth Amendment, dated as of May 12, 2011

10.2	Assignment, dated as of June 1, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of June 1, 2011, by Perimeter Woods Retail SAE, LLC for the benefit of Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.4	Post Closing and Indemnity Agreement, dated as of June 1, 2011, by and between Perimeter Woods Retail SAE, LLC and Inland Diversified Charlotte Perimeter Woods, L.L.C.

10.5	Loan Assumption Agreement, dated as of June 1, 2011, by and between Inland Diversified Charlotte Perimeter Woods, L.L.C., as borrower, and Jackson National Life Insurance Company, as lender

10.6	Assumption and Modification Agreement, dated as of June 1, 2011, by Inland Diversified Charlotte Perimeter Woods, L.L.C. for the benefit of Jackson National Life Insurance Company

10.7	Indemnification Agreement, dated as of June 1, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of Jackson National Life Insurance Company

10.8

Environmental Indemnity Agreement, dated as of June 1, 2011, by and between Inland Diversified Charlotte Perimeter Woods, L.L.C. and Inland Diversified Real Estate Trust, Inc., as Indemnitor, in favor of Jackson National Life Insurance Company